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              SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C. 20549

                           Form 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

            Date of Report (Date of earliest event
                  reported) January 6, 1998.

         INTERNATIONAL BUSINESS MACHINES CORPORATION

    (Exact name of registrant as specified in its charter)


                                    1-2360              13-0871985
        New York               (Commission File       (I.R.S. Employer
(State of Incorporation)            Number)         Identification No.)

    Armonk, New York                10504

 (Address of principal            (Zip Code)
   executive offices)

Registrant's telephone number, including area code: 914-499-1900

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Item 7.    Financial Information, Pro Forma Financial Information and Exhibits.

     This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-40669 on Form S-3, effective December 10, 1997, the documents included as Exhibits 1 and 2 hereto, relating to $3,000,000,000 aggregate principal amount of debt securities of the Registrant.

     The following exhibits are hereby filed with this report:


         Exhibit
         Number                            Description
         ------                            -----------

         (1) Underwriting Agreement dated January 6, 1998, among International Business Machines Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., Chase Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., and Morgan Stanley & Co. Incorporated.

         (2)         Form of 6.50% Debenture due 2028.









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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                INTERNATIONAL BUSINESS MACHINES CORPORATION
                                -------------------------------------------
                                                 (Registrant)


                                      By:     /s/ Janet Andersen
                                              ---------------------------
                                              Name: Janet Andersen
                                              Title:  Assistant Treasurer


Date:  January 8, 1998.


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                               Exhibit Index
                               -------------

         Exhibit
         Number                       Description
         ------                       -----------

         (1)                 Underwriting Agreement dated
                             January 6, 1998, among
                             International Business Machines
                             Corporation, Merrill Lynch,
                             Pierce, Fenner & Smith
                             Incorporated, Bear, Stearns &
                             Co. Inc., Chase Securities Inc.,
                             Credit Suisse First Boston
                             Corporation, Goldman, Sachs &
                             Co., Lehman Brothers Inc., and
                             Morgan Stanley & Co.
                             Incorporated.

         (2)                 Form of 6.50% Debenture due
                             2028.